Exhibit 10.15

                         SECOND AMENDMENT TO AMENDED AND
                         -------------------------------
                        RESTATED REVOLVING LOAN AGREEMENT
                        ---------------------------------

         This Second Amendment to Amended and Restated Revolving Loan Agreement ("Second Amendment") is entered into as of July 22, 1996 by and among DEL WEBB CORPORATION, a Delaware corporation ("Borrower"), each bank whose name is set forth on the signature pages of this Second Amendment (collectively, the "Banks" and individually a "Bank"), BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, a national banking association (the "Agent") and BANK ONE, ARIZONA, NA, a national banking association (the "Co-Agent"). This Second Amendment is one of the Loan Documents referred to in the Loan Agreement defined below. All terms and agreements set forth in the Loan Agreement which are generally applicable to the Loan Documents shall apply to this Second Amendment. Capitalized terms not otherwise defined herein shall have the meanings given them in the Loan Agreement.

                                    RECITALS
                                    --------

         A. Borrower, the Banks, the Agent and the Co-Agent have previously made and entered into that certain Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by that certain First Amendment to Amended and Restated Revolving Loan Agreement, dated as of December 15, 1995 (the "Loan Agreement"), pursuant to which the Banks agreed to make revolving loans to Borrower in the original aggregate principal amount of up to $300,000,000 (the "Loan"). The Loan is evidenced by the Loan Agreement and the various Line A Notes and Line B Notes executed by Borrower in favor of the Banks.

         B. Borrower has requested that an additional $50,000,000 be made available as part of the Line A Commitment, that the maturity date of the Loan be extended and that certain other modifications and amendments be made to the Loan Agreement and, subject to the terms and conditions contained herein, the Banks and the Agent have agreed to such increase and such modifications and amendments, as more fully set forth below.

         C. Concurrently with this Second Amendment, FLEET NATIONAL BANK has executed a Commitment Assignment and Acceptance to become a Bank under the Loan Agreement concurrently with the effectiveness of this Second Amendment. Borrower and the Agent hereby approve Fleet National Bank becoming a Bank.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks and the Agent hereby agree as follows:

    1.   Amendments to Loan Agreement.

         1.1 Section 1.1 Section 1.1 of the Loan Agreement is amended as follows:

              (a) The definition of "Commitment Reduction Date" is restated in its entirety to read as follows:

                      "'Commitment Reduction Date' means June 30, 1998."

              (b) The last sentence of the definition of "Current Operating Projects" is restated to read as follows:

                  "Also, Current Operating Projects shall include a replacement for one of the foregoing projects if such project is located within the same general metropolitan area as the replaced project and if construction of such project is commenced at a time that the replaced project has less than a three year expected sell-out term based upon its current absorption rate."

              (c) The definition of "Line A Commitment" is restated in its entirety to read as follows:

                      "'Line A Commitment' means, subject to Sections 2.4 and 2.5, $272,000,000. The respective Pro Rata Shares of the Banks with respect to the Line A Commitment are set forth in Schedule 1.2."

              (d) The definition of "Maturity Date" is restated in its entirety to read as follows:

                      "'Maturity Date' means December 31, 2000."

         1.2 Section 6.13. The table in Section 6.13 of the Loan Agreement is amended as follows:

                        "Period                             Ratio
                        -------                             -----

                  April 1, 1996 through
                    March 31, 1997                        2.55:1.00

                  April 1, 1997 through
                    March 31, 1998                        2:35:1.00

                  April 1, 1998 and
                    thereafter                            2.15:1.00"

         1.3 Section 6.14. The table in Section 6.14 of the Loan Agreement is amended as follows:

                        "Period                             Ratio
                        -------                             -----

                  April 1, 1996 through
                    March 31, 1997                        1.80:1.00

                  April 1, 1997 through
                    March 31, 1998                        1.70:1.00

                  April 1, 1998 through
                    March 31, 1999                        1.50:1.00

                  April 1, 1999 and
                    thereafter                            1.30:1.00"

         1.4 Schedule 1.1. Schedule 1.2 ("Bank Group Commitments") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Second Amendment as Annex I.

         1.5 Schedule 4.4. Schedule 4.4 ("Subsidiaries") to the Loan Agreement is amended and restated in its entirety in the schedule attached to this Second Amendment as Annex IV.

    2. Underwriting Fees. On the effective date of this Second Amendment, Borrower agrees to pay Underwriting Fees as follows:

              (a) Borrower agrees to pay to the Agent for the respective accounts of the Banks, pro-rata, according to their pro-rata share of the additional $50,000,000 portion of the Line A Commitment, as shown on Annex III hereto, a fee of $62,500; and

              (b) Borrower agrees to pay a $10,000 fee to each Bank, except Fleet National Bank, payable to the Agent for the account of each such Bank.

These Underwriting Fees are fully earned upon such effective date and are nonrefundable.

    3. Adjusting Purchase Payments. The Agent shall notify the Banks on the first Banking Day that the conditions specified in Sections 5(a)-5(f) hereof have been satisfied (the "Notice"). On the following Banking Day, certain of the Banks shall purchase, and certain of the Banks shall sell, to one another, the percentage interests in the Commitments as reflected in Annex II hereto, in order to reallocate the then outstanding Advances under the Notes among the Banks to correspond to the revised Pro Rata Shares of the Banks specified in Annex I hereto. The applicable purchase price payments are specified on Annex II hereto and referred to herein as the "Adjusting Purchase Payments." The
Adjusting Purchasing Payments shall be made to the Agent by the applicable purchasing Banks by Federal Reserve wire transfer initiated by the payor no later than 9:00 a.m. California time on the Banking Day following the Notice. Upon receipt of all such payments, the Agent shall promptly send appropriate portions thereof to the selling Banks by Federal Reserve wire transfer. The new Pro Rata Shares shall become effective after the close of business on the day of transfer of such funds.

    4. Borrower's Representations and Warranties. Borrower hereby represents and warrants that except as previously disclosed to the Banks in writing, all of the representations and warranties contained in the Loan Documents are true and correct on and as of the date of this Second Amendment as though made on that date and after giving effect to this Second Amendment no Event of Default shall be continuing.

    5. Conditions Precedent. The effectiveness of this Second Amendment is conditioned upon the satisfaction by Borrower of each of the following conditions on or before July 31, 1996:

              (a) Borrower shall have delivered or caused to be delivered to the Agent executed original counterparts of this Second Amendment and Exhibit "A" hereto, sufficient in number for distribution to the Agent, the Banks and Borrower;

              (b) Borrower shall have delivered to the Agent executed original replacement Line A Notes and Line B Notes, for each Bank, in the forms of Exhibit "B" and Exhibit "C" hereto. Such replacement notes shall reflect the increase in the Line A Commitment herein as well as the alteration of the Pro Rata Share of each Bank reflected on Annex I hereto;

              (c) Borrower  shall have paid the  Underwriting  Fees  required in
    Section 2 hereof;

              (d) The Agent shall have received from Borrower such documentation as may be required to establish the authority of Borrower to execute, deliver and perform any of the Loan Documents to which it is a Party, including, without limitation, this Second Amendment and the replacement Line A Notes and Line B Notes. Such documentation shall include certified corporate resolutions, incumbency certificates, and such other certificates or documents as the Agent shall reasonably require;

              (e) The Agent shall have received a written legal opinion of counsel(s) to Borrower and each Guarantor, in form and substance satisfactory to the Agent, regarding the execution, delivery, performance and enforceability of this Second Amendment, the Guarantors' Consent hereto and the replacement Line A Notes and Line B Notes;

              (f) The Agent shall have received a written certification from a Responsible Official of Borrower that Borrower and its Subsidiaries are in compliance with all the terms and provisions of the Loan Documents and after giving effect to this Second Amendment no Default or Event of Default shall be continuing;

and the satisfaction by the Banks of the following condition:

              (g) The applicable Banks shall have made the Adjusting Purchase Payments as specified in Section 3 hereof.

    6. Return of Canceled Notes to Borrower. Upon the effectiveness of this Second Amendment in accordance herewith, including the delivery by Borrower of all documents required under Section 6 hereof, the Banks shall return the Line A Notes and Line B Notes that have been replaced pursuant to Section 5(b) hereof to Borrower, in each case marked "Canceled."

    7. Amendment to Other Loan Documents. Each of the Loan Documents is hereby amended such that all references to the Loan Agreement contained therein shall be deemed to be made with respect to the Loan Agreement as amended hereby. Each of the Loan Documents are hereby further amended such that any reference contained therein to any document amended hereby shall be deemed to be made with respect to such document as amended hereby. Each reference to Loan Documents generally shall be deemed to include this Second Amendment.

    8. Loan Documents in Full Force and Effect. Except as modified hereby, the Loan Documents remain in full force and effect.

    9. Effective Dates. Unless otherwise specified herein, and subject to the satisfaction of all conditions specified in Section 5, each amendment and modification identified herein shall be deemed effective as of the date of this Second Amendment, provided that the changes to the Pro Rata Shares of the Banks identified on Annex I hereto shall be deemed effective on the date of the Adjusting Purchase Payments described in Section 3 of this Second Amendment.

    10. Governing Law. This Second Amendment shall be governed by, and construed in accordance with, the Laws of the State of California.

    11. Severability. If any provision of this Second Amendment is held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

    12. Counterparts. This Second Amendment may be executed in counterparts and any party may execute any counterpart, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to be one and the same document. The execution hereof by any parties shall not become effective until this Second Amendment, and Exhibit "A" hereto, is executed and delivered by all parties hereto and thereto.

    13. Prior Agreements. This Second Amendment contains the entire agreement between Borrower, the Banks and the Agent with respect to the subject matter hereof, and all prior negotiations, understandings, and agreements with respect thereto are superseded by this Second Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the date first above written.

"Borrower"

DEL WEBB CORPORATION


By:________________________________
           John A. Spencer
        Senior Vice President



"Agent"

BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as Agent


By:________________________________
            Derik J. Hart
           Vice President



"Co-Agent"

BANK ONE, ARIZONA, NA, as Co-Agent


By:________________________________
           James A. Warner
           Vice President



"Banks"

BANK ONE, ARIZONA, NA, as a Bank


By:________________________________
            James A. Warner
            Vice President



BANK OF AMERICA NATIONAL TRUST
AND SAVINGS ASSOCIATION, as a Bank


By:________________________________
            Carol E. Settles
             Vice President



THE FIRST NATIONAL BANK OF BOSTON


By:________________________________
             Kevin C. Hake
            Vice President



GUARANTY FEDERAL BANK, F.S.B.


By:________________________________
          Richard V. Thompson
            Vice President



CREDIT LYONNAIS CAYMAN ISLAND
BRANCH


By:________________________________
           Thierry F. Vincent
          Authorized Signatory

CREDIT LYONNAIS LOS ANGELES
BRANCH


By:________________________________
          Thierry F. Vincent
      Vice President and Manager



NATIONSBANK, N.A.,
formerly known as NationsBank, N.A.
(Carolinas)


By:________________________________
         Robert L. Whittemore
         Senior Vice President


 BANK OF HAWAII


 By:________________________________
          Joseph T. Donalson
            Vice President



 FIRST UNION NATIONAL BANK OF
 NORTH CAROLINA


 By:________________________________
            R. Steven Hall
            Vice President



 FLEET NATIONAL BANK


 By:________________________________
            Michael A. Cope
            Vice President

                                   EXHIBIT "A"
                                   -----------

                              GUARANTORS' CONSENTS
                              --------------------



                  The undersigned do each hereby (a) consent to that certain Second Amendment to Amended and Restated Revolving Loan Agreement, dated as of July 22, 1996, by and among Del Webb Corporation ("Borrower"), the Banks named therein, Bank of America National Trust and Savings Association, as Agent, and Bank One, Arizona, NA, as Co-Agent, including the increase of $50,000,000 in the Line A Commitment contained therein and (b) reaffirm (i) their respective obligations under that certain Subsidiary Guaranty, dated as of June 27, 1995, and (ii) that the Subsidiary Guaranty remains in full force and effect and that, without limitation, any indebtedness of Borrower represented by the $50,000,000 increase in the Line A Commitment constitutes "Guarantied Obligations" thereunder.

Dated: July 22, 1996

Asset One Corp., an Arizona corporation


By:________________________________
         Donald V. Mickus
          its treasurer



Coventry of California, Inc.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
          its treasurer



Del Webb California Corp.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer


Del Webb Commercial Properties Corporation, an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del Webb Communities, Inc.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del Webb Conservation Holding Corp., an
Arizona corporation


By:________________________________
         Donald V. Mickus
          its treasurer

                                   EXHIBIT "A"

Del Webb Home Construction, Inc.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del Webb Homes, Inc., an Arizona corporation


By:________________________________
         Donald V. Mickus
            its treasurer



Del Webb Communities of Nevada, Inc.
(formerly known as Del Webb Kingswood
Parke, Inc.), an Arizona corporation


By:________________________________
         Donald V. Mickus
            its treasurer



The Villages at Desert Hills, Inc. (formerly known as Del Webb Lakeview Corporation), an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer

Del Webb's Coventry Homes Construction Co., an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del Webb's Coventry Homes, Inc.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del Webb's Coventry Homes of Nevada, Inc., an
Arizona  corporation
(formerly known as Del Webb of Nevada, Inc.)


By:________________________________
         Donald V. Mickus
             Treasurer



Del Webb's Coventry Homes Construction
of Tucson Co., an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer

                                   EXHIBIT "A"

Del Webb's Coventry Homes of Tucson, Inc., an
Arizona corporation


By:________________________________
         Donald V. Mickus
             Treasurer



Del E. Webb Cactus Development Corp.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
             Treasurer



Del E. Webb Development Co., L.P.,
a Delaware limited partnership


By:   Del Webb Communities, Inc., general
      partner


      By:_______________________________
                  Donald V. Mickus
                    Treasurer



Del E. Webb Foothills Corporation,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Del E. Webb Glen Harbor Development
Corporation, an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



DW Aviation Co., an Arizona corporation


By:________________________________
         Donald V. Mickus
           its treasurer



Fairmount Mortgage, Inc., an Arizona
corporation


By:________________________________
         Richard W. Day
           Treasurer



Glen Harbor Joint Venture, an Arizona general partnership

      By:  Del E. Webb Glen Harbor Development
           Corporation, general partner


           By:  _________________________
                    Donald V. Mickus
                       Treasurer


                                   EXHIBIT "A"

Terravita Commercial Corp., an Arizona
corporation


By:________________________________
         Donald V. Mickus
           its treasurer



Terravita Corp., an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Terravita Home Construction Co.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
            Treasurer



Trovas Company, an Arizona corporation


By:________________________________
         Donald V. Mickus
            its treasurer



Trovas Construction Co., an Arizona
corporation


By:________________________________
         Donald V. Mickus
            its treasurer


Del Webb Limited Holding Co.,
an Arizona corporation


By:________________________________
          Donald V. Mickus
            its treasurer



Del Webb Southwest Co.,
an Arizona corporation


By:________________________________
         Donald V. Mickus
           its treasurer



New Mexico Asset Corporation,
an Arizona corporation


By:________________________________
         Donald V. Mickus
           its treasurer



Del Webb Texas Limited Partnership,
an Arizona limited partnership

By:   Del Webb Southwest Co.,
           an Arizona corporation


           By:____________________________
                    Donald V. Mickus
                      its treasurer



                                   EXHIBIT "A"

New Mexico Asset Limited Partnership
(formerly known as New Mexico Investment Co.
Limited Partnership), an Arizona limited partnership

By:   Del Webb Corporation, a Delaware
      corporation


           By:____________________________
                     Donald V. Mickus
                       its treasurer



                                   EXHIBIT "A"

                                   EXHIBIT "B"
                                   -----------


                                   LINE A NOTE
                                   -----------


$________________                                                  July 22, 1996
                                                         Los Angeles, California


           FOR VALUE RECEIVED, the undersigned promises to pay to the order of __________________________________________________ (the "Bank"), the principal amount of _____________________________________________ ($_____________) or such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line A Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

           Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by the First Amendment thereto, dated December 15, 1995, and by the Second Amendment thereto, dated July 22, 1996, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line A Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

           The principal indebtedness evidenced by this Line A Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

           Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

           Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                                   EXHIBIT "B"

           The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line A Note, and such record shall be presumptive evidence of the amounts owing under this Line A Note.

           The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

           The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

           This Line A Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

           [ . . . This Line A Note replaces, amends and restates that certain Line A Note, dated as of June 27, 1995, in the principal amount of $____________, heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement . . . .]


                                    DEL WEBB CORPORATION, a Delaware corporation



                                    By: ________________________________________

                                        ________________________________________
                                                    Printed Name and Title

                                   EXHIBIT "B"

                                   EXHIBIT "C"
                                   -----------


                                   LINE B NOTE
                                   -----------



$_____________                                                     July 22, 1996
                                                         Los Angeles, California


               FOR VALUE RECEIVED, the undersigned promises to pay to the order of ______________________________________________ (the "Bank"), the principal amount of  ________________________________________  DOLLARS  ($____________) or
such lesser aggregate amount of Advances as may be made by the Bank with respect to the Line B Commitment under the Loan Agreement referred to below, together with interest on the principal amount of each Advance made hereunder and remaining unpaid from time to time from the date of each such Advance until the date of payment in full, payable as hereinafter set forth.

               Reference is made to the Amended and Restated Revolving Loan Agreement, dated as of June 27, 1995, as amended by the First Amendment thereto, dated December 15, 1995, and the Second Amendment thereto, dated July 22, 1996, by and among the undersigned, as Borrower, the Banks which are parties thereto, Bank One, Arizona, N.A., as Co-Agent, and Bank of America National Trust and Savings Association, as Agent for the Banks (as amended, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Line B Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

               The principal indebtedness evidenced by this Line B Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

               Interest shall be payable on the outstanding daily unpaid principal amount of Advances from the date of each such Advance until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement both before and after default and before and after maturity and judgment, with interest on overdue principal and interest to bear interest at the rate set forth in Section 3.7 of the Loan Agreement, to the fullest extent permitted by applicable Law.

               Each payment hereunder shall be made to the Agent at the Agent's Office for the account of the Bank in immediately available funds not later than 11:00 a.m. (San Francisco time) on the day of payment (which must be a Banking
Day). All payments received after 11:00 a.m. (San Francisco time) on any particular Banking Day shall be deemed received on the next succeeding Banking Day. All payments shall be made in lawful money of the United States of America.

                                   EXHIBIT "C"

               The Bank shall use its best efforts to keep a record of Advances made by it and payments received by it with respect to this Line B Note, and such record shall be presumptive evidence of the amounts owing under this Line B Note.

               The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements, whether or not an action is filed in connection therewith.

               The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

               This Line B Note shall be delivered to and accepted by the Bank in the State of California, and shall be governed by, and construed and enforced in accordance with, the local Laws thereof.

               [ . . . This Line B Note replaces, amends and restates that certain Line B Note, dated as of June 27, 1995 in the principal amount of $_______________ , heretofore delivered by the undersigned to the Bank pursuant to the Loan Agreement . . . . ]


                                    DEL WEBB CORPORATION, a Delaware corporation



                                    By: ________________________________________

                                        ________________________________________
                                                  Printed Name and Title


                                   EXHIBIT "C"

                                     ANNEX I
                                     -------
                              DEL WEBB CORPORATION
                             BANK GROUP COMMITMENTS


                                                                          Line "A"               Line "B"              Total
Syndicate Bank                                 Pro Rata Share          $272,000,000            $78,000,000         $350,000,000
- --------------                                 --------------          ------------            -----------         ------------

Bank of America NT & SA                          24.28571429%          $ 66,057,143           $ 18,942,857         $ 85,000,000
Bank One, Arizona, NA                            18.57142857%            50,514,286             14,485,714           65,000,000
NationsBank, N.A.                                12.85714286%            34,971,429             10,028,571           45,000,000
Guaranty Federal, F.S.B.                         11.42857143%            31,085,714              8,914,286           40,000,000
The First National Bank of Boston                10.00000000%            27,200,000              7,800,000           35,000,000
First Union National Bank of North Carolina       7.14285714%            19,428,571              5,571,429           25,000,000
Bank of Hawaii                                    5.71428571%            15,542,857              4,457,143           20,000,000
Fleet National Bank                               5.71428571%            15,542,857              4,457,143           20,000,000
Credit Lyonnais                                   4.28571429%            11,657,143              3,342,857           15,000,000

TOTAL:                                          100.00000000%          $272,000,000           $ 78,000,000         $350,000,000



                                     ANNEX I

                                    ANNEX II
                                    --------
                           ADJUSTING PURCHASE PAYMENTS

Aggregate  Principal  Balance of existing  Promissory Notes immediately prior to
effective  date  of  Second  Amendment  -  $195,000,000   ("Carryover  Principal
Balance").

Banks Making             Former Share                        New Share of
Adjusting                of Carryover          Former          Carryover            New       Adjusting Purchase  Adjusting Purchase
Purchase Payments      Principal Balance   Pro Rata Share  Principal Balance  Pro Rata Share    Payment to Pay    Payment to Receive
- -----------------      -----------------   --------------  -----------------  --------------  ------------------  ------------------
Bank of Hawaii           $  9,750,000          5.000000%     $ 11,142,857       5.71428571%       $ 1,392,857

First Union National        9,750,000          5.000000%       13,928,571       7.14285714%         4,178,571
Bank of North
Carolina

Fleet National Bank         -0-                -0-             11,142,857       5.71428571%        11,142,857

Banks Receiving Adjusting Purchase Payments
- -------------------------------------------

Bank of America            55,250,000         28.333333%       47,357,143      24.28571429%                            $ 7,892,857

Bank One,                  42,250,000         21.666667%       36,214,286      18.57142857%                              6,035,714
Arizona, NA

NationsBank, N.A.          26,000,000         13.333333%       25,071,429      12.85714286%                                928,571

Guaranty Federal,          22,750,000         11.666667%       22,285,714      11.42857143%                                464,286
F.S.B.

The First National         19,500,000         10.000000%       19,500,000      10.00000000%                                -0-
Bank of Boston

Credit Lyonnais             9,750,000          5.000000%        8,357,143       4.28571429%                              1,392,857

TOTAL:                   $195,000,000        100.000000%     $195,000,000     100.00000000%       $16,714,285          $16,714,285


                                    ANNEX II

                                    ANNEX III
                        SHARES OF INCREASE IN COMMITMENT

                                                                          Portion of                  Pro-Rata Share of
Syndicate Bank                                                      Increase in Commitment          Increase in Commitment
- --------------                                                      ----------------------          ----------------------

Bank of America NT & SA                                                      -0-                               -0-
Bank One, Arizona, NA                                                        -0-                               -0-
NationsBank, N.A.                                                       $ 5,000,000                            10%
Guaranty Federal, F.S.B.                                                  5,000,000                            10%
The First National Bank of Boston                                         5,000,000                            10%
First Union National Bank of North Carolina                              10,000,000                            20%
Bank of Hawaii                                                            5,000,000                            10%
Fleet National Bank                                                      20,000,000                            40%
Credit Lyonnais                                                              -0-                               -0-

TOTAL:                                                                  $50,000,000                           100%


                                    ANNEX III

                                    Annex IV

                                  Schedule 4.4

                      SUBSIDIARIES AND ASSOCIATED COMPANIES
                                       OF
                              DEL WEBB CORPORATION

Name                                                      Shares Issued                  Shares Owned By:
Asset One Corp.*                                                    100                  Del Webb Corporation
Asset Four Corp.                                                    100                  Del Webb Corporation
Asset Five Corp.                                                    100                  Del Webb Corporation
Coventry of California, Inc.*                                     1,000                  Del Webb Corporation
Del Webb Architectural Services, Inc.                             1,000                  Del Webb Corporation
Del Webb California Corp.*                                          250                  Del Webb Corporation
Del Webb Commercial Properties Corporation*                       1,000                  Del Webb Corporation
Del Webb Communities, Inc.*                                     751,852                  Del Webb Corporation
Del Webb Communities of Nevada, Inc.*                             1,000                  Del Webb Corporation
Del Webb Community Management Co.                                   250                  Del Webb Corporation
Del Webb Conservation Holding Corp.*                              1,000                  Del Webb Communities, Inc.
Del Webb Construction Services Co                                   100                  Del Webb Corporation
Del Webb Home Construction, Inc.*                                   100                  Del Webb Communities, Inc.

Del Webb Homes, Inc.*                                             1,000                  Del Webb Corporation
Del Webb Limited Holding Co.*                                     1,000                  Del Webb Communities, Inc.
Del Webb Midatlantic Corp.                                          100                  Del Webb Corporation
Del Webb Property Corp.                                             100                  Del Webb Corporation
Del Webb Southwest Co.*                                           1,000                  Del Webb Construction
                                                                                            Services Co.
Del Webb Texas Limited Partnership*                                 -0-
Del Webb Texas Title Agency Co.                                   1,000                  Del Webb Southwest Co.
Del Webb's Contracting Services, Inc.                               100                  Del Webb Communities, Inc.
Del Webb's Contracting Services of  Tucson, Inc.                    100                  Del Webb Communities, Inc.
Del Webb's Coventry Homes Construction Co.*                       1,000                  Del Webb's Coventry Homes,
                                                                                            Inc.
Del Webb's Coventry Homes, Inc.*                                  1,000                  Del Webb Corporation
Del Webb's Coventry Homes of Nevada, Inc.*                        1,000                  Del Webb's Coventry Homes,
                                                                                            Inc.
Del Webb's Coventry Homes Construction of  Tucson Co.*            1,000                  Del Webb's Coventry Homes of
                                                                                            Tucson, Inc.
Del Webb's Coventry Homes of Tucson, Inc.*                        1,000                  Del Webb's Coventry Homes,
                                                                                            Inc.
Del Webb's Stetson Hills, Inc.                                    1,000                  Del Webb's Coventry Homes,
                                                                                            Inc.
Del Webb's Sun City Realty, Inc.                                  1,000                  Del Webb Corporation
Del E. Webb Cactus Development Corp.*                             1,000                  Del Webb Commercial
                                                                                            Properties Corporation

Del E. Webb Development Co., L.P.*                                  -0-
Del E. Webb Finance Company                                         100                  Del Webb Corporation
Del E. Webb Financial Corporation                                 1,000                  Del Webb Corporation
Del E. Webb Foothills Corporation*                                1,000                  Del Webb Commercial
                                                                                            Properties Corporation
Del E. Webb Glen Harbor Development  Corporation*                 1,000                  Del Webb Commercial
                                                                                            Properties Corporation
DW Aviation, Co.*                                                 1,000                  Del Webb Corporation
Fairmount Mortgage, Inc.*                                       400,000                  Del Webb Corporation
Glen Harbor Joint Venture*                                          -0-
Marina Operations Corp.                                             100                  Del Webb Corporation
New Mexico Asset Corporation*                                       100                  Del Webb Corporation
New Mexico Asset Limited Partnership*                               -0-
Risco Insurance Company, Ltd.                                   499,990                  Del Webb Corporation
Sun City Sales Corporation                                        1,000                  Del Webb Communities, Inc.
Sun City Title Agency Co.                                       100,000                  Del Webb Communities, Inc.
Sun State Insulation Co., Inc.                                    1,000                  Del Webb Communities, Inc.
Terravita Commercial Corp.*                                       1,000                  Del Webb Corporation
Terravita Corp.*                                                  1,000                  Del Webb Corporation
Terravita Home Construction Co.*                                  1,000                  Del Webb Corporation
Terravita Marketplace L.L.C.                                        -0-
The Villages At Desert Hills, Inc.*                                 100                  Del Webb Corporation
Trovas Company*                                                   1,000                  Del Webb's Coventry Homes, Inc.
Trovas Construction Co.*                                          1,000                  Del Webb's Coventry Homes, Inc.


         o Those subsidiaries designated with an asterisk constitute Guarantor Subsidiaries as defined in the Loan Agreement.

         o        All of these entities are corporations except:

                           o Del E. Webb Development Co., L.P. - a Delaware limited partnership, which is owned by Del Webb Communities, Inc. (99.9%) and Del Webb Construction Services Co. (.1%).
                                    Del Webb Communities, Inc. is the general partner.

                           o Glen Harbor Joint Venture - an Arizona partnership owned by Del E. Webb Glen Harbor Development Corporation (50%), and Del E. Webb Cactus Development Corp. (50%).

                           o Del Webb Texas Limited Partnership - an Arizona limited partnership, which is owned by Del Webb Southwest Co. (1%) and Del Webb Limited Holding Co. (99%). Del Webb Southwest Co. is the general partner.

                           o New Mexico Asset Limited Partnership - an Arizona limited partnership, which is owned by Del Webb Corporation (1%), and New Mexico Asset Corporation (99%). Del Webb Corporation is the general partner.

                           o Terravita Marketplace L.L.C. - an Arizona limited liability company which is owned by Pederson Group, Inc. (1%), Terravita Commercial Corp. (59%), Terravita Corp. (1%), and J&R Holdings II, L.L.C. (39%). Pederson Group, Inc. is the general partner.

         o        All corporations are Arizona corporations except:

                           o       Del Webb Corporation, a Delaware corporation.

         o The company also owns shares of stock in a number of publicly held companies for purposes of obtaining such companies' public reports. These holdings are immaterial.